Exhibit 99.1
Fibrocell Science Overview August 2012
2 Forward Looking Statement This presentation includes statements that are "forward-looking statements." While management has based any forward-looking statements contained in the presentation on its current expectations, the information on which such expectations were based may change. These forward- looking statements rely on a number of assumptions concerning future events and are subject to a number of risks, uncertainties, and other factors, many of which are outside of Fibrocell Science's control, that could cause actual results to materially differ from such statements. Such risks, uncertainties, and other factors include, but are not necessarily limited to, those set forth under the caption "Item 1A. Risk Factors" in Fibrocell Science's most recent Form 10-K filing, as updated in "Item 1A. Risk Factors" in Fibrocell Science's most recent Form 10-Q filing. In addition, Fibrocell Science operates in a highly competitive and rapidly changing environment, and new risks may arise. Accordingly, you should not place any reliance on forward-looking statements as a prediction of actual results. Fibrocell Science disclaims any intention to, and undertakes no obligation to, update or revise any forward-looking statement. You are also urged to carefully review and consider the various disclosures in Fibrocell Science's most recent annual report on Form 10-K, our most recent 10-Q as well as other public filings with the SEC since the filing of Fibrocell Science's annual report.
3 Unique autologous cell therapy company with near-term revenue growth and a broad platform Commercial and development programs utilize a patient's own collagen/elastin producing fibroblast cells to regenerate skin and soft tissues Fibroblast cells decrease with age leading to a breakdown in connective tissue fibers, collagen matrix and skin structure Stem cell platform from adult Fibroblast biopsies could lead to numerous medical applications Key Focus Areas Aesthetic Dermatology: Launched the first and only FDA approved, cell-based therapy for the treatment of nasolabial lines (facial wrinkles and folds) Marketing a skin care product line, and developing its own personalized fibroblast based skin care system - near-term revenue with high margins Potential indications include stretch marks, fine lines/wrinkles and facial rejuvenation Medical Dermatology and Regenerative Medicine: Other potential high unmet need and high value indications include acne scarring, restrictive burn scars, vocal cord scars and periodontal damage Exclusive license with UCLA on Dermal Cell Research; and research collaboration with MIT Based in Exton, PA (Corporate offices and FDA-inspected manufacturing facilities) Company Overview Regenerative Medicine Platform
Regenerative Medicine Burn Scars, Acne Scars, Vocal Cord Scarring, Periodontal, Wound Healing Potentially initiates long term, natural tissue healing process Groundbreaking, Validated Platform Regenerates collagen and elastin using a patient's own cells FDA approved, marketed cell therapy product Exponential Growth Potential Expansion beyond aesthetic indications Regenerative medicine and stem cell therapy High unmet medical needs; blockbuster potential in scarring indications One procedure creates a reusable cell bank for a patient Aesthetic Dermatology First line therapy and/or combination therapy Wrinkle reduction, fine line removal Premium, custom cosmetics with strong profit margins Regenerative Medicine Fibroblast Platform Premium Cosmetic s Nasolabial Folds Stretch Marks, Fine Fines & Wrinkles Value Proposition for Fibrocell Unlocking the Power of the Fibroblast 4 Aesthetic Dermatology Acne Scars Wound Healing Vocal Cord Scarring Stem Cells Burn Scars Stem Cells Stem Cells Derived From Human Autologous Skin Cells Stem Cells Differentiate into different, potentially useful cell-types Periodontal
5 Fibroblast's key function is to synthesize the extracellular matrix A healthy extracellular matrix prevents wrinkles, fine lines and aging effects Fibroblasts, the 'scaffolding of the skin and soft tissues,' are the only cells that exude collagen The most commonly found cell in connective tissue, Fibroblasts play a vital function in wound healing Using a patient's autologous fibroblast cells presents minimal risk of immune response Fibroblast Overview Cells with a Broad Range of Possibilities Dermatology Activated Fibroblast Proliferated Cells Collagen Matrix Stem Cells Regenerative Medicine Purified Functional Stem Cells Found in Adult Human Skin Could Potentially be Used for Multiple Indications
Product Pipeline Near-Term Revenue Plus Additional Indications Requiring Small Studies 6 Status Next Steps Aesthetic (Nasolabial Lines and Other) Approved by the FDA in June 2011 for moderate to severe nasolabial fold wrinkles Clinical studies have confirmed treatment is beneficial and safe in other facial regions Initiation of Phase IV trials Pursuing other areas of the body such as stretch marks, fine lines/wrinkles and facial rejuvenation Acne Scarring In end of phase II discussions with the FDA and evaluating a path forward to phase III Phase III trial initiation Restrictive Burn Scars Submitted Phase II study protocol to the FDA Initiate Phase II clinical trials on patients with severe burns Vocal Cord Scarring Recently published positive results from pilot study Agree on pivotal study protocol Initiate study Personalized Skin Care Cream Developed Personalized Skin Care Cream, a complementary sale to LAVIV Begin marketing in 2H 2012 Fitzpatrick's Skin Type Cream Development plan written Patents filed Complete development Stem Cell Program (with UCLA and MIT) Formed the Clinical Investigations for Dermal Mesenchymally-Obtained Derivatives Initiative (CIDMOD) with top university investigators Announced exclusive license with UCLA on Dermal Cell Research; and research collaboration with MIT Conduct animal study Initiate human spinal cord fusion study Publish additional research reports in collaborative program with UCLA and MIT LAVIV Additional Projects
Aesthetics Medical Dermatology Regenerative Medicine Stem Cell Therapy Stem cells differentiate into many types of cells, opening the door to groundbreaking targeted therapies Current use in scientific research ~40,000 people hospitalized each year with severe burns including 25,000 admissions to hospitals with specialized burn centers ~300,000-400,000 patients with vocal cord scarring Estimated 20 million patients with acne scarring, 3-4 million of which are moderate to severe 7.6 million non-surgical cosmetic procedures in 2011, with BOTOX accounting for over 35% of the market Future LAVIV Expansion into Larger Markets Platform Drives Rapid Growth 7
Ongoing experimentation to lower material costs and increase efficiency Rapid test methods Developing a polymerase chain reaction (PCR) test to replace current method for Mycoplasma detection Lower cost, lower cycle time Evaluating alternative growth surface systems Replaces final cell expansion steps of the process Less media, less plastic ware cost Expanding shipper capacity and reuse Lower cost per shipment if more patients are shipped to same site in the same box Lower cost overall if outer box reused multiple times Reduction in enzyme volume Lower cost due to less volume used in processing Test requirement reduction Removal of endotoxin from final product testing Automated Cell Expansion System Recently launched technology that expands cells in a closed system without significant operator intervention Computer software controlled cell feeding schedule that monitors culture performance Development of an alternative growth media Fibroblast specific May significantly impact overall yields Serum-free Process Development Projects Increased Efficiencies Drive Profit
LAVIV Overview
10 Any discrepancies in percentage change are due to procedures performed in 1997 that are no longer performed in 2011. Patient base is estimated by dividing the number of procedures by three (assumed number of procedures per patient per year). na = Rankings for this procedure in prior years are not available. Source: American Society for Aesthetic Plastic Surgery. Market Overview for Cosmetic Procedures Growing Market for Injectable Cosmetic Procedures New treatment options for non- surgical cosmetic procedures have experienced rapid uptake Assumed patient base of 1,353,814(2) The assumed patient base above represents a conservative estimate The total number of procedures performed by both physicians, physician assistants and nurse injectors for Botulinum Toxin Type A and Hyaluronic Acid was 4,030,318 and 1,662,480, implying a patient base of 1,343,439 and 554,160(2), respectively Autologous fat injections have experienced strong growth as patients seek a natural and youthful appearance

Current LAVIV Commercial Opportunity

FDA Approved, Revenue Generating, Quickly Growing Treatment

laViv™ (azficel-T)

Description

- LAVIV is the first and only personalized aesthetic cell therapy for the treatment of nasolabial fold wrinkles
  - Fibroblast platform regenerates collagen cells
- Effective for fine lines in contrast to toxins and HA products that are indicated for larger lines and do not address the underlying cause
  - Early patient feedback indicates strong satisfaction
  - Other currently marketed products are not as effective for fine nasolabial lines and fine lines around the eyes, hands and neck
  - Attractive to younger demographics who:
    - Are not satisfied with current treatment options
    - Attracted to organic products
    - Seek a complement to existing products
  - Attractive to older demographics who seek a natural, soft, and long lasting effect
- To date, has demonstrated strong and encouraging interest among dermatologists and physicians
  - Offers doctors patient retention and more frequent patient interactions
- LAVIV has demonstrated a long-term effect in patient studies
  - In a 12 month follow-up evaluation, ~95% of patients treated for nasolabial lines believed their appearance was the same or had improved at 12 months versus the end of the study (6 months) [1]

Before → After



(1) Smith, Stacy, Long Term Safety and Efficacy of Autologous Fibroblast Therapy in the Treatment of Nasolabial Fold Wrinkles.
Note: Photos from Fibrocell clinical studies.

LAVIV™ is a trademark of Fibrocell Science, Inc., Exton, PA 11
12 Actively train physicians through various personalized programs 772 trained physicians as of June 30, 2012 In order to become a certified LAVIV provider, physicians must receive: a) product education and b) injection technique certification Marketing plan currently consists of outreach at various dinner and training events, in-office personal meetings, social events, blogger events (viral marketing) and the use of Fibrocell's 7 sales reps Since launch, LAVIV has experienced strong growth in both physician recruitment and biopsy orders In 2Q12, 86 first-time physicians ordered 204 biopsies (avg. 2.37) while 39 repeat physicians ordered 183 biopsies (avg. 4.69) LAVIV Launch Update Successful Launch and Doctor Recruitment to Date Status LAVIV has been featured in 75 business and trade publications, 100 consumer media placements (online and print), 12 national women's beauty magazines, 16 major beauty websites and blogs, nearly 150 TV and radio segments, and an exclusive NBC segment that has aired 125 times to date Media Quotes "Karcher regularly practices LAVIV, in which a patient's own skin cells are harvested and injected to stimulate collagen growth, smoothing acne scars and fine lines." - Elle "The personalized, patented treatment uses your own fibroblast cells to give you a more youthful look" - South Park Magazine "Fibroblasts have the ability to improve skin texture and can play a role in wound healing and tissue repair, so this technology may have wider applications in the future." - Plastic Surgery Practice Media Response
13 Premium, personalized skin creams that are derived media used in LAVIV cell expansion and represent novel, high quality moisturizers with broad appeal Personalized Skin Cream (2012 Soft Launch) - derived from an individual's own natural fibroblast cells Fitzpatrick's Cream (2013 Launch) - cream derived from patients of a similar ethnicity or skin type, tailored to each demographic Strong profit margins that improve over time Media from the azficel-T production process is collected, concentrated and used to formulate a personalized topical treatment Biological aspects of media include fibroblast by-products and media itself, which contains vitamins and amino acids Biological aspects are blended with appropriate paraben-free vehicle cream which contains botanicals, and is specially formulated for Fibrocell Characterization testing through preservative effectiveness tests, stability tests, protein analysis of conditioned media (which has identified numerous proteins, including growth factors, matrix metalloproteinases, and interleukins) and moisturization tests on human subjects Provided exclusively by physicians Contract manufacturer produces the bulk cream vehicle Media is collected and concentrated to increase protein content Media is used to support growth and expansion Proliferating fibroblasts excrete proteins into the media used in the construction and support of the extracellular matrix Excess media is later discarded as liquid biohazard waste Final blending occurs in Fibrocell's facility in Exton, PA Laboratory build in Exton is complete and equipment is installed Overview of Personalized Skin Care Cream Personalized Skin Cream: Near-Term Launches & Strong Profit Margins Description Manufacturing Strategy

Overview of Acne Scarring

Natural and Minimally Invasive First-Line or Combination Therapy

laViv™ (azficel-T)

Description

- Acne scarring is the permanent discoloration and/or indentation of the skin as a result of moderate to severe acne
- Opportunity to capture a large market share
  - No current treatments for acne scars
  - Current treatments for acne scarring are both uncomfortable and ineffective, especially for depressed acne scars
  - First line therapy and combination therapy opportunities
  - Fibrocell estimates ~3 million patients (50 million Americans with acne x 20% with moderate to severe acne x 30% who will develop scarring)
  - Fibrocell estimates capture of 5% market share for acne scarring
- Completed one Phase II/III study
  - Statistically significant efficacy results
  - Currently in discussions with FDA on the evaluation of Phase II results and path towards Phase III
- Opportunity to generate an estimated $4,000 to $5,000 per patient for acne scarring treatment (1)

Before → After



(1) Includes initial treatment only.
Note: Photos from Fibrocell clinical studies.

LAVIV™ is a trademark of Fibrocell Science, Inc., Exton, PA 14

Acne Scarring Study Results

Phase II Clinical Data Supports Efficacy, Safety and Long-Lasting Effect

laViv™ (azficel-T)

Study Design (IT-A008)

- Randomized, multi-center, double-blind, placebo-controlled study in patients with moderate to severe acne
- 99 subjects received three injections in one cheek and vehicle control (cell culture media) in the other at 14 day intervals
- Patients evaluated up to four months after the last treatment
- Success defined as 2-point improvement in subject assessment, and a 1-point improvement in evaluator assessment using respective 5 point scales

Treatment Success in Fibroblast vs. Vehicle Treatment


Subject Assessment
Subject Responders
70%
60%
50%
40%
30%
20%
10%
0%
Month
0
1
2
3
4
31%
38%
39%
43%
9%
14%
18%
18%
p<0.0001
p<0.0001
p<0.0001
p<0.0001
Evaluator Assessment
50%
51%
52%
59%
29%
38%
43%
42%
■ = Treatment
■ = Control
Treatment response in control group (placebo effect) is expected because needling and subcision techniques disrupt collagen fibers, stimulate collagen synthesis, and is used in acne scarring

Discussion

- **Efficacy**
  - Fibroblast treatment demonstrated a statistically significant number of responders in both subject and evaluator assessments at four months
  - 98% of patients who completed the study indicated they were interested in receiving additional treatment
- **Safety**
  - Most common adverse events were erythema (11.1%) and swelling (10.1%) and all were mild or moderate in severity
- **Long-Lasting Effect**
  - Reports anecdotally suggest 75-82% of patients demonstrate treatment benefit 9 and 12 months following treatment
  - Photos anecdotally demonstrate sustained improvement 25 months following the last treatment

LAVIV™ is a trademark of Fibrocell Science, Inc., Exton, PA 15
16 Acne Scarring Follow-Up Photos from Study 25 Month Photos Anecdotally Demonstrate Long-Lasting Effect Time

Overview of Burn Scarring

Functional and Aesthetic Solution

laViv (azficel-T)

Description

- Autologous fibroblast cell therapy offers functional and aesthetic improvements for burn scar victims
- Restrictive burn scars are a potential blockbuster indication
  - ~40,000 yearly hospitalizations for severe burns, including 25,000 admissions to hospitals with specialized burn centers (excluding war injuries overseas)
- Open-label case study for autologous fibroblast therapy in the management of burn scars produced promising results
  - Functional improvements in contracted facial scars and restricted hand function
  - Favorable patient satisfaction on both 'aesthetic' and 'function' grading scales
  - Recently submitted phase II study protocol to the FDA
- Previous autologous cell therapy studies produced rapid re-epithelialization, complete healing between 28 and 54 days, significantly minimized scar formation and improved aesthetic results in subjects with open burn wounds that had not healed from 3-14 months prior to therapy[1]

Example Case Study of Autologous Fibroblast Therapy

Situation	Patient Treated with Fibroblasts
• 63 year-old woman • Burned 10 years previously • Full thickness burns • Originally treated with skin grafts • Scar tissue progressively became hardened, contracted and inflexible • Constant pain with severe restriction and abduction • Wearing cervical collar, taking strong analgesics • Plastic surgeon reluctant to intervene	• Reviewed 5 months post second treatment • Improvement on both sides of neck • Stopped all analgesics • Discarded cervical collar • Full range of motion and pain free





Pre-Treatment	12 Months Post Treatment	14 Months Post Treatment
	• Full range-clench	• Fine finger movement

(1) Boss Jr WW, et al. *Ann Plast Surg.* 2000; 44:536-542.
Note: Photos from Fibrocell clinical studies.

LAVIV™ is a trademark of Fibrocell Science, Inc., Exton, PA 17
18 Burn Scarring Photos Effective in High Unmet Medical Need Areas Burn Scars Note: Photos from LAVIV prescribers. Not from clinical studies. Time Case 1 Case 2
19 Burn Scarring Photos (cont'd) Effective in High Unmet Medical Need Areas Burn Scars Before 5 Weeks Post Injury 7 Months Post Injury 18 Months Post Injury Area Treated with LAVIV Note: Photos from LAVIV prescribers. Not from clinical studies.
20 (1) Iraqi war veteran who sustained injuries as a result of shrapnel. Note: Photos from LAVIV prescribers. Not from clinical studies. Time Other Injury Induced(1) Scarring Photos Effective in High Unmet Medical Need Areas

Overview of Vocal Cord Scarring

Potential Novel Solution to Dysphonia

laViv™ (azficel-T)

Description

- Vocal cord trauma is the most commonly encountered finding in dysphonia (loss of voice)
  - Most often seen after surgery on the vocal folds but can also result from radiation therapy, vocal cold trauma, and idiopathic causes
  - Currently has no effective therapy
- Positive results in pilot studies
  - Autologous fibroblasts injected into the lamina propria (LP) layer of the vocal folds appeared to be well-tolerated and produced both objective and subjective improvements for up to 12 months after treatment
  - Findings supported by mucosal wave grade, voice handicap index, and voice quality questionnaire
- No durable biocompatible material exists that matches properties of the LP layer
  - Promising treatment for vocal cord scarring because patient's own cells recreate the extracellular matrix of LP layer, potentially reestablishing normal mucosal pliability of the vocal folds
- "Cellular-based approaches using tissue engineering and regenerative medicine techniques like Fibrocell's autologous fibroblasts are promising for the treatment of vocal scars"[2]

Case Study[1]

Before


A

After


B

Vocal fold mucosal waves in (A) at baseline and (B) at 4 months after injection therapy. Although mucosal waves are absent or limited to the most medial edges prior to therapy, robust mucosal waves are seen after injection therapy bilaterally (arrows)

(1) Chhetri, Dinesh, Injection of Cultured Autologous Fibroblasts for Human Vocal Fold Scars. The Laryngoscope 000:000-000, 2011.
(2) Dinesh K. Dr. Chhetri, MD, Associate Professor, Division of Head and Neck Surgery, David Geffen School of Medicine at UCLA.

LAVIV™ is a trademark of Fibrocell Science, Inc., Exton, PA 21

Overview of Gingival Recession

Cell Therapy Alternative to Grafting

laViv™ (azficel-T)

Description

- Treatment of interdental papillary insufficiency with autologous fibroblasts
  - Gum line recession known as "black triangles" between teeth
  - This aesthetic problem may be due to loss of tissue caused by trauma, inflammation or disease
- There are a few case reports in the periodontal literature describing surgical attempts at reconstruction of the lost gingival papillae
  - These procedures have essentially been based on autologous transplantation of gingival connective tissue or bone harvested from another intraoral site
  - In spite of some isolated reports offering some indication of improvement, reconstruction of the gingival papilla is considered to be highly unpredictable if not unfeasible
  - Furthermore, such techniques require invasive surgical intervention and are associated with potential morbidity
- Three studies conducted to date
- Phase 2 Studies conducted concluded:
  - Cell transplantation of autologous fibroblasts following a papilla priming procedure is safe
  - Analysis of investigator and subject assessments indicates that the test treatment was superior to placebo
  - Measurement technique requires further analysis in future trials

Clinical Examples


Before
Baseline
After
2 Months Post 3rd Injection

(1) McGuire, M. and E. Scheyer. A randomized, double-blind, placebo controlled study to determine the safety and efficacy of cultured and expanded fibroblast injections for the treatment of interdental papillary insufficiency associated with the papilla priming procedure. J. Periodontol. 78 (1): 4-17, 2007.

LAVIV™ is a trademark of Fibrocell Science, Inc., Exton, PA 22
Stem Cell Programs

Overview of Stem Cell Program (CIDMOD)

A Nearly Limitless Amount of Target Diseases

laViv™ (azficel-T)

Description

- Fibrocell has discovered and purified a subset of Mesenchymal stem cells (MSCs) that can differentiate into different, potentially useful cell-types, such as cells that form bone, fat and cartilage
- The cells can be used for either *in vitro* research applications or re-implantation back into the donor
  - Since the cells are genetically identical to the patient, these stem cells cells could have the potential to treat symptoms of numerous diseases, without eliciting an immune response
- Fibrocell is researching stem cells from human autologous skin cells in a collaborative research program with UCLA and MIT
  - This program, CIDMOD, was formed to translate human skin cell derivatives into patient-specific cellular therapies for cosmetic, regenerative and general therapeutic applications
  - Animal study and human spinal fusion study to begin in 24 months
  - Subpopulation of cells discovered in adult human skin cells that are easier to reprogram into pluripotent stem cells providing an alternative to embryonic stem cells
  - Several important scientific publications and patents are expected this year on both adult and pluripotent stem cell studies


Human Autologous Skin Cells
Adult Stem Cells
Research & Biobanking
Pluripotent Stem Cells
Osteoblasts (Bone)
Chondrocytes (Cartilage)
Beta Islets (Pancreas)
Cardiomyocytes (Heart)
Neurons (CNS)
Spinal Surgery
Critical Bone Loss
Arthritis
Diabetes
Heart Disease
Parkinson's Disease

Stem Cells Derived From Human Autologous Skin Cells Could Potentially Treat a Wide Range of Diseases

LAVIV™ is a trademark of Fibrocell Science, Inc., Exton, PA 24
Stem Cell Collaboration Expansion of Isolated MSCs and IPSCs Background After characterizing UCLA MSC and IPSC dermal fibroblast subpopulations, scientists determined a commercially viable method for maintenance and expansion of the specialized cells is required Fibrocell has entered into a collaborative agreement with UCLA and MIT to develop a culture method Project Title Combinatorial development of plastics for growth and maintenance of human dermal primary cell subpopulations Laboratory Work to be conducted at the David H. Koch Institute for Integrative Cancer Research at MIT, in the laboratory of Principle Investigator Dr. Daniel G. Anderson Goal Develop culture systems and supportive media requirements to maintain target cell subpopulations defined by viable cell surface biomarkers General Experimental Approach Fluorescence Activated Cell Sorting (FACS) purified cells expressing these biomarkers will be cultured under different spatially defined culture systems and the cell surface biomarker expression analyzed using both FACS and immunocytochemistry Overview

CIDMOD Therapeutic Priority

Dermal MSCs Ability to Facilitate Spinal Fusion

laViv (azficel-T)

Overview

- Human Osteogenic Dermal Mesenchymal Stem Cell (HOD-MSC) spinal fusion will be a platform to build a strong intellectual property portfolio, using human skin-derived stem cells for a wide variety of indications, such as critical bone loss, osteoarthritis, diabetes, heart disease and Parkinson's
  - Lower back pain is the most common cause of disability in people under 45
  - Spinal fusion using autografted hip bone is commonly performed to treat lower back pain, but there are problems with this approach associated with donor site morbidity and limitation of supply
- CIDMOD has identified [1,2] and optimized a protocol to obtain relatively pure populations of HOD-MSCs from human skin biopsies (see figure below)
- HOD-MSCs have the potential for hip bone autografts for spinal fusion and osteogensis based patient-specific therapeutic applications
- The main clinical advantage for the HOD-MSCs is that they can be obtained from a human skin punch biopsy, which is quick to perform, minimally invasive, and less painful than either adipose tissue or bone marrow aspiration or removal of the iliac bone



Primary human skin cells
Adipose-derived MSCs (positive control)
Pre-osteoblast Optimization*
Post-osteoblast Optimization*
Osteogenesis
Alizarin S Red Staining
(Mineral deposit)

Alizarin S Red staining after 21 days in osteoblast diff. media.

(1) BioResearch Open Access 2012; 1:25.
(2) Crespo, A., et. al. Human skin cells that express stage-specific embryonic antigen 3 associate with dermal tissue regeneration. Bioresearch Open Access. 1(1): 25-33, 2007.

LAVIV™ is a trademark of Fibrocell Science, Inc., Exton, PA 26
Corporate Overview
28 Abbreviated Description of Key Issued and Pending Patents Method for the augmentation of subcutaneous or dermal tissue with autologous dermal fibroblasts Method for the augmentation of subcutaneous or dermal tissue with autologous MSCs Method for the augmentation for vocal cord defects with autologous dermal fibroblasts Method of repairing acne with autologous dermal fibroblasts Method of repairing degenerated tissue with autologous dermal fibroblasts Method of repairing bone tissue with autologous dermal fibroblasts A device for repairing dermal defect in a subject with syringe of autologous dermal fibroblasts Topical dermal formulations Methods for culturing minimally-passaged fibroblasts and uses thereof 10 issued US patents, 3 pending US patent applications, 30 granted foreign patents and 3 international patent applications Issued patent applications primarily cover the method of using autologous fibroblast cells for the repair of skin and soft tissue defects and the use of autologous cells for tissue regeneration In the process of pursuing several other patent applications Intellectual Property Summary Unique Products with Strong Protection Patent Summary

Leadership Team – Executive Management Team

Industry Specific Experience

laViv™ (azficel-T)

Executive Management Team		
Name	**Position**	**Experience**
David Pernock	Chairman and CEO	Served as SVP, Pharmaceuticals, Vaccines (Biologics), Oncology, Acute Care and HIV at GlaxoSmithKline. While at GlaxoSmithKline, David also served in various VP level roles
Declan Daly	COO and CFO	Served as CFO, COO, and SVP of Isolagen (prior to reorganization). Also served as CFO, SVP, Corporate Controller and Principal Accounting Officer for Inamed
Elizabeth Browning	EVP, Sales and Marketing	Founded and served as CEO of Lluminari. Also served as President of DuPont Consumer Health (division of DuPont's Nutrition & Health SBU)
John Maslowski	VP, Operations	Served in various Manufacturing and Quality Assurance roles for Isolagen. Also served as Quality Assurance Investigations Manager at Wyeth Pharmaceuticals
Laura Campbell	VP, Planning	Served in various Human Resources and Commercial operations roles at GlaxoSmithKline. Laura has 19 years of human resources and operation experience in the healthcare industry
Karen Donhauser	VP, Quality	Originally joined Fibrocell as Manager of Quality Control. Also served in various Quality Control and Manufacturing positions at Wyeth Pharmaceuticals
Joseph Fratantoni	Senior Clinical Consultant	Currently employed at the Biologics Consulting Group. Also served as Director (Hematology) for the Center for Biologics Evaluation and Research (FDA)
Ronald Salerno	Senior Consultant	Currently employed at the Biologics Consulting Group. Also served as Global Regulatory Therapeutic Area Head for Wyeth Pharmaceuticals

LAVIV™ is a trademark of Fibrocell Science, Inc., Exton, PA 29

30 Board of Directors Board of Directors Board of Directors Board of Directors Board of Directors Name Current Affiliation Name Current Affiliation David Pernock CEO and President, Fibrocell Robert Langer David H. Koch Institute Professor, MIT Declan Daly COO and CFO, Fibrocell Marc Mazur Chairman, Elsworthy Capital Management George Korkos President, Plastic Surgery Associates and Rejunva Skin Care and Laser Center Kelvin Moore Independent Consultant Leadership Team - BOD and Scientific Advisors Industry Specific Experience Scientific Advisory Board Scientific Advisory Board Scientific Advisory Board Scientific Advisory Board Scientific Advisory Board Name Current Affiliation Name Current Affiliation Robert Langer David H. Koch Institute Professor, MIT Daniel Lozano Surgeon, Surgical Specialists of the Lehigh Valley Medical Director, Regional Burn Center James Byrne Assistant Professor, University of California Los Angeles Daniel Anderson Associate Professor, Division of Heath Science Technology at MIT LAVIV Advisors LAVIV Advisors LAVIV Advisors LAVIV Advisors LAVIV Advisors Name Current Affiliation Name Current Affiliation David McDaniel Assistant Professor of Clinical Dermatology, Eastern Virginia Medical School Girish Munavalli Member of American Academy of Dermatology, American Society for Dermatologic Surgery Gregory Chernoff Triple Board Certified Aesthetic Facial Plastic and Reconstructive Surgeon Robert Weiss Associate Professor of Dermatology, Johns Hopkins Hospital